EXHIBIT 24



                       MERCANTILE BANKSHARES CORPORATION
                               POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS that the undersigned Directors of MERCANTILE BANKSHARES CORPORATION, a Maryland corporation, hereby constitute and appoint H. FURLONG BALDWIN and EDWARD K. DUNN, JR., or either of them acting alone, the true and lawful agents and attorneys in fact of the undersigned in each case with full power and authority in either of said agents and attorneys in fact, to sign for the undersigned and in their respective names as Directors of the Corporation the Registration Statement of the Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the offer and sale of shares to stockholders of The Sparks State Bank, and any amendment or amendments to such Registration Statement hereby ratifying and confirming all acts taken by such agents and attorneys in fact, or either of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.



Dated: March 14, 1995


             SIGNATURE                 TITLE
- -----------------------------------   --------

/s/ DOUGLAS W. DODGE                  Director
...................................

/s/ ROBERT D. KUNISCH                 Director
...................................

/s/ CHRISTIAN H. POINDEXTER           Director
...................................

/s/ WILLIAM C. RICHARDSON             Director
...................................

/s/ MORRIS W. OFFIT                   Director
...................................

/s/ BRIAN B. TOPPING                  Director
...................................

/s/ GEORGE L. BUNTING, JR.            Director
...................................

/s/ DONALD J. SHEPARD                 Director
...................................

/s/ JAMES A. BLOCK, M.D.              Director
...................................

/s/ CALMAN J. ZAMOISKI, JR.           Director
...................................

/s/ BISHOP L. ROBINSON                Director
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/s/ THOMAS M. BANCROFT, JR.           Director
...................................

/s/ B. LARRY JENKINS                  Director
...................................

/s/ RICHARD O. BERNDT                 Director
...................................

/s/ WILLIAM J. MCCARTHY               Director
...................................

...................................   Director